EXHIBIT 99.1

Apptio Announces Results for the Fiscal Fourth Quarter and Full Year 2017

Reported Q4 revenue of $52.4 million and positive cash flow for the fiscal year

Bellevue, WA (February 5, 2018) - Apptio, Inc. (NASDAQ:APTI), the business management system of record for hybrid IT, today announced results for the fiscal fourth quarter and full year ended December 31, 2017.

"In the fourth quarter, we achieved record revenue of $52.4 million and we also exceeded our cash flow goals for the year,” said Sunny Gupta, co-founder and CEO, Apptio. “As we look into 2018, we aim to continue driving broader customer adoption as we capitalize on shifts in the IT landscape across hybrid IT, digitization and agile.”

Fourth Quarter Financial Summary

•

Subscription revenue was $42.6 million, an increase of 21% from the fourth quarter of 2016, and comprised 81% of total revenue. Services revenue was $9.8 million, an increase of 6% from the fourth quarter of 2016. Total revenue was $52.4 million, an increase of 18% from the fourth quarter of 2016.

•

GAAP gross margin was 72%, a significant improvement from the fourth quarter of 2016 GAAP gross margin of 67%.  Non-GAAP gross margin improved to 73%, as compared to non-GAAP gross margin of 69% in the fourth quarter of 2016.

•

GAAP operating margin was negative 14%, improving from GAAP operating margin of negative 17% in the fourth quarter of 2016. Non-GAAP operating margin improved to negative 5%, as compared to non-GAAP operating margin of negative 9% in the fourth quarter of 2016.

•

GAAP net loss per basic and diluted share was $0.17 based on 41.3 million weighted average shares outstanding, compared to GAAP net loss per basic and diluted share of $0.21 based on 38.3 million weighted average shares outstanding in the fourth quarter of 2016.

•

Non-GAAP net loss per basic and diluted share was $0.06 based on 41.3 million weighted average shares outstanding, compared to non-GAAP net loss per basic and diluted share of $0.11 based on 38.3 million weighted average shares outstanding in the fourth quarter of 2016.

•

For the three months ended December 31, 2017, net cash used in operating activities was $1.5 million as compared to net cash used in operating activities of $1.8 million in the comparable period last year. Free cash flow was negative $2.3 million, as compared to negative $3.7 million in the three months ended December 31, 2016.

•	Cash, cash equivalents and marketable securities were approximately $149.0 million as of December 31, 2017.

Fiscal Year 2017 Financial Summary

•

Subscription revenue was $155.4 million, an increase of 19% from fiscal year 2016, and comprised 82% of total revenue. Services revenue was $33.1 million, an increase of 9% from fiscal year 2016. Total revenue was $188.5 million, an increase of 17% from fiscal year 2016.

•	GAAP gross margin was 69% an improvement from fiscal year 2016 GAAP gross margin of 66%. Non-GAAP gross margin improved to 70%, as compared to non-GAAP gross margin of 67% for fiscal year 2016.
•

GAAP operating margin was negative 14%, improving from GAAP operating margin of negative 18% for fiscal year 2016. Non-GAAP operating margin improved to negative 5%, as compared to non-GAAP operating margin of negative 11% for fiscal year 2016.

•

GAAP net loss per basic and diluted share was $0.64 based on 39.8 million weighted average shares outstanding, compared to GAAP net loss per basic and diluted share of $1.61 based on 19.6 million weighted average shares outstanding for fiscal year 2016.

•

Non-GAAP net loss per basic and diluted share was $0.24 based on 39.8 million weighted average shares outstanding, compared to non-GAAP net loss per basic and diluted share of $1.08 based on 19.6 million weighted average shares outstanding for fiscal year 2016.

•

For fiscal year ended December 31, 2017, net cash provided by operating activities was $9.4 million as compared to net cash used in operating activities of $4.0 million in the comparable period last year. Free cash flow was $5.8 million, as compared to negative $9.4 million in the fiscal year ended December 31, 2016.

Business Highlights

•	Improved our trailing twelve months subscription net dollar retention to approximately 102%.
•	Saw continued momentum with our new product packages, including IT Financial Management Foundation and Cloud Cost Management.
•	Added the most new customers in company history during 2017, and ended the year with approximately 440 total customers.
•	Completed the acquisition of Digital Fuel on February 2, 2018 to further extend our leadership in the Technology Business Management market.

Financial Outlook

Apptio provides guidance based on current market conditions and expectations and actual results may differ materially. Please refer to the company’s comments below regarding Forward Looking Statements. Apptio is initiating guidance for the first quarter ending March 31, 2018 and for the full year 2018 as follows:

First quarter of 2018:

•	Total revenue is expected to be in the range of $51.0 to $52.0 million
•	Non-GAAP operating loss between $2.5 and $3.0 million

Full year 2018:

•	Total revenue is expected to be in the range of $220 and $225 million
•	Approximately break-even Non-GAAP operating income

All forward-looking non-GAAP financial measures contained in this section titled "Financial Outlook" exclude the effects of stock-based compensation expense. Guidance reflects the February 2, 2018 acquisition of Digital Fuel and the adoption of ASC 606 on January 1, 2018. Non-GAAP operating income guidance excludes transaction expenses related to the acquisition of Digital Fuel.

Conference Call Information

Apptio plans to host a conference call today to discuss the results. The call is scheduled to begin at 2:00 p.m. PT/ 5:00 p.m. ET and can be accessed by dialing 844-233-0116 (passcode: 4795737), or if outside North America, by dialing 574-990-1011 (passcode: 4795737). Individuals may also access the live teleconference from the investor relations section of the Apptio website at investors.apptio.com. A replay will be available following completion of the live broadcast.

About Apptio
Apptio (NASDAQ: APTI) is the business management system of record for hybrid IT. We transform the way IT runs its business and makes decisions. With our cloud-based applications, IT leaders manage, plan and optimize their technology investments across on-premises and cloud. With Apptio, IT leaders become strategic partners to the business by demonstrating the value of IT investments, accelerate innovation and shift their technology investments from running the business to digital innovation. Hundreds of customers choose Apptio as their business system of record for hybrid IT. For more information, please visit www.Apptio.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, prospects, customer demand, application adoption and our financial outlook for the first quarter of, and full year, 2018. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Form 10-Q filed with the SEC on October 31, 2017.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss per basic and diluted share, and free cash flow. In computing these measures, with the exception of free cash flow, we exclude the effects of stock-based compensation expense. We define free cash flow as net cash used in operating activities, less the purchases of property and equipment. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Results of Operations GAAP to Non-GAAP Reconciliation" included at the end of this release. We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Apptio, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016

Revenue
Subscription	$42,557	$35,066	$155,417	$130,061
Professional services	9,810	9,254	33,102	30,508
Total revenue	52,367	44,320	188,519	160,569
Cost of revenue
Subscription	7,381	7,338	29,650	27,298
Professional services	7,304	7,082	28,903	26,862
Total cost of revenue	14,685	14,420	58,553	54,160
Gross profit	37,682	29,900	129,966	106,409
Operating expenses
Research and development	10,490	9,403	40,550	35,475
Sales and marketing	26,966	21,600	87,949	75,856
General and administrative	7,364	6,260	27,706	23,229
Total operating expenses	44,820	37,263	156,205	134,560
Loss from operations	(7,138)	(7,363)	(26,239)	(28,151)
Other income (expense)
Interest income (expense) and other, net	393	213	1,204	(1,533)
Foreign exchange loss	(198)	(643)	(25)	(1,417)
Loss before provision for income taxes	(6,943)	(7,793)	(25,060)	(31,101)
Income tax benefit (provision)	53	(124)	(561)	(452)
Net loss	$(6,890)	$(7,917)	$(25,621)	$(31,553)
Net loss per share attributable to common stockholders, basic and diluted	$(0.17)	$(0.21)	$(0.64)	$(1.61)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	41,276	38,323	39,754	19,595

Apptio, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31,	December 31,
	2017	2016
Assets
Current assets
Cash and cash equivalents	$55,069	$42,007
Short-term investments	93,901	36,741
Accounts receivable, net of allowance for doubtful accounts
of $413 and $122	68,782	58,587
Prepaid expenses and other current assets	5,079	5,440
Total current assets	222,831	142,775
Long-term assets
Property and equipment, net of accumulated depreciation
of $21,924 and $17,091	10,437	12,827
Long-term investments	--	38,446
Other long-term assets	983	734
Total assets	$234,251	$194,782
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$5,598	$3,574
Accrued payroll and other expenses	16,481	14,073
Deferred revenue	116,831	97,885
Deferred rent	892	799
Capital leases	21	43
Total current liabilities	139,823	116,374
Long-term liabilities
Deferred revenue, net of current portion	2,470	2,254
Deferred rent, net of current portion	3,483	4,360
Capital leases, net of current portion	26	51
Asset retirement obligation	199	175
Total liabilities	146,001	123,214

Stockholders’ equity
Class A and Class B Common stock	4	4
Additional paid-in capital	314,301	271,982
Accumulated other comprehensive loss	(110)	(94)
Accumulated deficit	(225,945)	(200,324)
Total stockholders’ equity	88,250	71,568
Total liabilities and stockholders' equity	$234,251	$194,782

Apptio, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Cash flows from operating activities
Net loss	$(6,890)	$(7,917)	$(25,621)	$(31,553)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	1,444	1,501	6,101	5,988
Amortization of premiums on investments	(24)	18	35	38
Loss (gain) on disposal of property and equipment	(11)	(1)	(4)	25
Stock-based compensation	4,403	3,557	16,070	10,459
Accretion of expense on line of credit fees	--	9	18	136
Loss on extinguishment of debt	--	--	--	722
Remeasurement of preferred stock warrant liability	--	--	--	202
Foreign exchange loss	198	412	25	412
Change in operating assets and liabilities
Accounts receivable	(22,810)	(16,067)	(10,784)	(5,765)
Prepaid expenses and other assets	78	(2,946)	3,338	(3,606)
Accounts payable	1,607	(1,370)	2,242	278
Accrued expenses	1,597	4,068	(428)	1,626
Deferred revenue	19,091	16,373	19,163	16,908
Deferred rent	(203)	557	(799)	136
Net cash (used in) provided by operating activities	(1,520)	(1,806)	9,356	(3,994)
Cash flows from investing activities
Purchases of property and equipment	(766)	(1,884)	(3,603)	(5,402)
Proceeds from sale of equipment	13	--	24	--
Proceeds from maturities of investments	15,382	--	50,457	6,245
Purchases of investments	(3,026)	(64,477)	(69,222)	(75,303)
Payment of security deposits	(39)	(141)	(62)	(184)
Net cash provided by (used in) investing activities	11,564	(66,502)	(22,406)	(74,644)
Cash flows from financing activities
Proceeds from exercise of common stock options	12,920	333	21,868	1,333
Proceeds from purchases of stock under employee stock purchase plan	2,130	--	4,381	--
Proceeds from initial public offering	--	--	--	102,672
Payment of initial public offering costs	--	(1,788)	(243)	(2,362)
Proceeds from long-term debt	--	--	--	20,000
Principal payments on long-term debt	--	--	--	(20,000)
Payment of debt prepayment fees	--	--	--	(200)
Principal payments on capital lease obligations	(11)	(10)	(43)	(43)
Payment of capitalized loan fees	--	--	--	(248)
Net cash provided by (used in) financing activities	15,039	(1,465)	25,963	101,152
Foreign currency effect on cash, cash equivalents and restricted cash	707	68	149	(263)
Net increase (decrease) in cash, cash equivalents and restricted cash	25,790	(69,705)	13,062	22,251
Cash, cash equivalents and restricted cash
Beginning of period	29,279	111,712	42,007	19,756
End of period	$55,069	$42,007	$55,069	$42,007

Apptio, Inc.

Results of Operations GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Revenue
Subscription	$42,557	$35,066	$155,417	$130,061
Professional services	9,810	9,254	33,102	30,508
Total revenue	52,367	44,320	188,519	160,569

Cost of revenue reconciliation:
GAAP subscription	7,381	7,338	29,650	27,298
Non-GAAP adjustment:
Stock-based compensation	(291)	(327)	(1,218)	(891)
Non-GAAP subscription cost of revenue	7,090	7,011	28,432	26,407

GAAP professional services	7,304	7,082	28,903	26,862
Non-GAAP adjustment:
Stock-based compensation	(289)	(263)	(1,131)	(820)
Non-GAAP professional services cost of revenue	$7,015	$6,819	$27,772	$26,042

Gross profit and gross margin reconciliation:
GAAP subscription gross profit	$35,176	$27,728	$125,767	$102,763
Non-GAAP adjustment:
Stock-based compensation	291	327	1,218	891
Non-GAAP subscription gross profit	35,467	28,055	126,985	103,654
GAAP subscription gross margin	82.7%	79.1%	80.9%	79.0%
Non-GAAP subscription gross margin	83.3%	80.0%	81.7%	79.7%

GAAP professional services gross profit	2,506	2,172	4,199	3,646
Non-GAAP adjustment:
Stock-based compensation	289	263	1,131	820
Non-GAAP professional services gross profit	2,795	2,435	5,330	4,466
GAAP professional services gross margin	25.5%	23.5%	12.7%	12.0%
Non-GAAP professional services gross margin	28.5%	26.3%	16.1%	14.6%

GAAP gross profit	37,682	29,900	129,966	106,409
Non-GAAP adjustment:
Stock-based compensation	580	590	2,349	1,711
Non-GAAP gross profit	$38,262	$30,490	$132,315	$108,120
GAAP gross margin	72.0%	67.5%	68.9%	66.3%
Non-GAAP gross margin	73.1%	68.8%	70.2%	67.3%

Operating expenses reconciliation:
GAAP research and development	$10,490	$9,403	$40,550	$35,475
Non-GAAP adjustment:
Stock-based compensation	(1,159)	(1,012)	(4,491)	(2,977)
Non-GAAP research and development	9,331	8,391	36,059	32,498
As a % of total revenue, non-GAAP	17.8%	18.9%	19.1%	20.2%

GAAP sales and marketing	26,966	21,600	87,949	75,856
Non-GAAP adjustment:
Stock-based compensation	(1,298)	(956)	(4,614)	(3,132)
Non-GAAP sales and marketing	25,668	20,644	83,335	72,724
As a % of total revenue, non-GAAP	49.0%	46.6%	44.2%	45.3%

GAAP General and administrative	7,364	6,260	27,706	23,229
Non-GAAP adjustment:
Stock-based compensation	(1,366)	(999)	(4,616)	(2,639)
Non-GAAP general and administrative	5,998	5,261	23,090	20,590
As a % of total revenue, non-GAAP	11.5%	11.9%	12.2%	12.8%

Loss from operations reconciliation:
GAAP loss from operations	(7,138)	(7,363)	(26,239)	(28,151)
Non-GAAP adjustment:
Stock-based compensation	4,403	3,557	16,070	10,459
Non-GAAP loss from operations	$(2,735)	$(3,806)	$(10,169)	$(17,692)
Loss from operations as a percentage of revenue:
GAAP loss from operations	(13.6%)	(16.6%)	(13.9%)	(17.5%)
Non-GAAP loss from operations	(5.2%)	(8.6%)	(5.4%)	(11.0%)

Net loss reconciliation:
GAAP	$(6,890)	$(7,917)	$(25,621)	$(31,553)
Non-GAAP adjustment:
Stock-based compensation	4,403	3,557	16,070	10,459
Non-GAAP Net loss	$(2,487)	$(4,360)	$(9,551)	$(21,094)

Basic and diluted net loss per share
reconciliation:
GAAP	$(0.17)	$(0.21)	$(0.64)	$(1.61)
Non-GAAP	$(0.06)	$(0.11)	$(0.24)	$(1.08)

Shares used to compute basic and diluted GAAP
and Non-GAAP net loss per share	41,276	38,323	39,754	19,595

Apptio, Inc.

Free Cash Flow Non-GAAP Reconciliation

(In thousands)

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016

Net cash (used in) provided by operating activities	$(1,520)	$(1,806)	$9,356	$(3,994)
Less: purchases of property and equipment	(766)	(1,884)	(3,603)	(5,402)
Free cash flow	$(2,286)	$(3,690)	$5,753	$(9,396)

© 2018 Apptio, Inc. All rights reserved. Apptio and the Apptio logo are registered trademarks of Apptio, Inc. All other brand and product names are trademarks or registered trademarks of their respective holders.

Investor Contact:

Susanna Morgan

(425) 279-6101

ir@apptio.com

Media Contact:

Sarah Vreugdenhil

(425) 279-6097

pr@apptio.com